Exhibit 10.2

The obligations evidenced hereby are subordinated in the priority order listed below, and more particularly in the manner and to the extent set forth in that certain Subordination Agreement (the “Subordination Agreement”) dated March 30, 2011 by and among Sovereign – Emerald Crest Capital Partners II, LP, Pacific Specialty Insurance Company (collectively the “Senior Lenders”) and Emerald Crest Management Company, LLC, as agent for the Senior Lenders (“Agent”),  IU HOLDINGS, LP (“Tier 2 Junior Lender”), IU INVESTMENTS, LLC (“Tier 3 Junior Lender”), INTERNET UNIVERSITY, INC. (“Internet University”, and the party identified as “Lender” below), MARC BLUMBERG (“Blumberg”), and MARC A. PICKREN (“Pickren”, and collectively with Internet University and Blumberg, the “Tier 4 Junior Lenders”), and INTERNET UNIVERSITY, INC. (a second time, “Tier 5 Junior Lender”), as defined as to all in the Subordination Agreement.  Lender, together with the other Tier 4 Junior Lenders, is senior to the loan and security interest of the Tier 5 Junior Lender, Ned B. Timmer  (“Tier 6 Junior Lender”), and Scott N. Beck (“Tier 7 Junior Lender”).  The Tier 5 Junior Lender, the Tier 6 Junior Lender and the Tier 7 Junior Lender are signatories to the Subordination Agreement, too.  Each holder of this instrument (“Promissory Note”), by its acceptance hereof, agrees (i) to be bound by the Subordination Agreement and (ii) that if and to the extent any conflict exists between the terms of this instrument and the terms of the Subordination Agreement, the terms of the Subordination Agreement shall govern and control.

AMENDMENT NO. 6 TO PROMISSORY NOTE

AMENDMENT NO. 6 TO PROMISSORY NOTE (the “Promissory Note”), dated as of October 31, 2012 (this “Amendment”), among CORNERWORLD CORPORATION, a Nevada corporation (the “Borrower”) and INTERNET UNIVERSITY, INC. (“Lender”).

WITNESSETH:

WHEREAS, on August 27, 2008, the Borrower and the Lender thereto entered into the Promissory Note dated as of August 27, 2008 (as it may be amended from time to time, the “Promissory Note”).

WHEREAS, on March 31, 2010, the Borrower and the Lender executed Amendment No. 1 pursuant to which the parties agreed to amend the payment terms under the Promissory Note.

WHEREAS, on March 30, 2011, the Borrower and the Lender executed Amendment No. 2 pursuant to which the parties agreed to amend the payment terms under the Promissory Note.

WHEREAS, on September 6, 2011, the Borrower and the Lender executed Amendment No. 3 pursuant to which the parties agreed to amend the payment terms under the Promissory Note.

WHEREAS, on February 3, 2012, the Borrower and the Lender executed Amendment No. 4 pursuant to which the parties agreed to amend the payment terms under the Promissory Note.

WHEREAS, on July 27, 2012, the Borrower and the Lender executed Amendment No. 5 pursuant to which the parties agreed to amend the payment terms under the Promissory Note.

WHEREAS, the Borrower has requested, and the Lender has agreed, to amend the Promissory Note as set forth below.

NOW, THEREFORE, in consideration of the premises and the agreements hereinafter contained, and for other good and valuable consideration, notwithstanding any provisions of the Promissory Note to the contrary, the parties hereto hereby agree to the following:

1.	Lender will return the original copy of the Promissory Note with an outstanding principal balance totaling $1,186,852.93 to the Borrower marked “Cancelled” and “Paid-in-full.”

2.	Lender will forgo rights to all outstanding accrued interest totaling $90,332.70.

3.

In exchange for the for cancelling the note payable and forgoing rights to the accrued interest, the sum of which total $1,277,185.63, Borrower will issue to the Lender 8,514,571 shares of its common stock.  The shares will entitle the holder to one-time “piggyback” registration rights on any CornerWorld registration.

IN WITNESS WHEREOF, the parties hereto have executed this final Amendment as of the date first above written.

/s/ Scott N. Beck
By: Scott N. Beck
CORNERWORLD CORPORATION
Its: Chief Executive Officer

/s/ Doug Levy
By: Doug Levy
INTERNET UNIVERSITY, INC.
Its: Chief Executive Officer